SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) April 15, 2004
                                                 ----------------


                              PEOPLES BANCORP INC.
           ----------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                     0-16772
                    ----------------------------------------
                             Commission File Number


                  Ohio                                  31-0987416
---------------------------------------------    -----------------------
State or other jurisdiction of incorporation)    (I.R.S. Employer
                                                  Identification Number)


                 138 Putnam Street
                   P.O. Box 738,
                   Marietta, Ohio                           45750
 -------------------------------------------------    -----------------
      (Address of principal executive office)             (Zip Code)


Registrant's telephone number, including area code: (740) 373-3155
                                                    --------------


                                 Not applicable
      --------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                           Index to Exhibits on Page 3

Item 7.  Financial Statements and Exhibits
         (a) None required
         (b) None required
         (c) Exhibits


    EXHIBIT NUMBER             DESCRIPTION
-------------------------      ------------------------------------
         99                    News Release issued April 15, 2004


Item 12. Results of Operations and Financial Condition
        On April 15, 2004, Peoples Bancorp Inc. announced by press release its earnings for the quarter ended March 31, 2004. A copy of the press release is attached hereto as Exhibit 99. The information contained in this Report on Form 8-K is furnished pursuant to Item 12 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE:  April 15, 2004                     PEOPLES BANCORP INC.
                                          -------------------------------------
                                          Registrant



                                 By: /s/  ROBERT E. EVANS
                                          -------------------------------------
                                          Robert E. Evans
                                          President and Chief Executive Officer



                                INDEX TO EXHIBITS


    EXHIBIT NUMBER             DESCRIPTION
-------------------------      ------------------------------------
         99                    News Release issued April 15, 2004